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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 4, 2001

                               vFINANCE.COM, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                            1-11454-03                   58-1974423
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

3010 North Military Trail, Suite 300
Boca Raton, FL                                                       33431
(Address of principal executive offices)                           (Zip Code)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

        6600 North Andrews Avenue, Suite 304, Fort Lauderdale, FL 33309
          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITIONS.

         NW HOLDINGS, INC.

         On December 22, 2000, vFinance.com, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "NWH Merger Agreement") with NW Holdings, Inc., a Florida corporation ("NWH"), and the holders ("Sellers") of all issued and outstanding shares of common stock of NWH ("NWH Common Stock"). The closing of the transactions contemplated under the NWH Merger Agreement occurred on January 4, 2001 (the "NWH Merger Closing Date"). Pursuant to the terms of the NWH Merger Agreement, NWH was merged with and into the Company with the Company as the surviving corporation (the "NWH Merger").

         On the date that the NWH Merger Agreement was signed, NWH was the parent company of and wholly-owned First Level Capital, Inc., a Florida corporation ("First Level"), a merchant and investment banking firm with offices in New York, New Jersey and Florida. First Level provides investment banking services to small and medium sized companies and retail brokerage services to companies, financial institutions and high net worth investors. First Level is a National Association of Security Dealers, Inc. (the "NASD") registered broker-dealer and a market maker in more than 100 U.S. securities. The NASD approved the change of ownership of First Level from NWH to the Company. Subsequent to the NWH Merger, First Level became the wholly-owned subsidiary of the Company.

         Pursuant to the NWH Merger Agreement, the Company acquired from the Sellers all the issued and outstanding shares of NWH Common Stock and warrants of NWH in exchange for (i) 1,700,000 unregistered shares ("NWH Merger Shares") of the Company's common stock, par value $.01 per share ("Company Common Stock"), of which (A) 1,200,000 of the NWH Merger Shares were issued on a pro rata basis to the Sellers based on their relative ownership of NWH Common Stock, and (B) 500,000 of the NWH Merger Shares were placed in escrow for a term of six months subject to offset by the Company to cover losses or damages to the Company due to breaches by the Sellers of their representations, warranties or covenants contained in the NWH Merger Agreement (any NWH Merger Shares remaining in the escrow which have not been offset at the expiration of the six month term of the escrow arrangement are to be released on a pro rata basis to the Sellers based on their relative ownership of NWH Common Stock immediately prior to the NWH Merger Closing Date) and (ii) warrants to purchase 575,000 shares of Company Common Stock which have an exercise price of $2.25 per share and an expiration date of five (5) years from the NWH Merger Closing Date. As part of the NWH Merger Agreement, the Company contributed $1,000,000 in working capital to NWH and NWH redeemed all issued and outstanding preferred stock of NWH for $1,250,000. The Company granted the holders of the NWH Merger Shares certain piggyback registration rights with respect to the NWH Merger Shares.

         Under the terms of the NWH Merger Agreement, Sellers are required to present the Company with a closing balance sheet within twenty (20) days after the NWH Merger Closing Date. To the extent that NWH and First Level's combined net working capital was less than $1,000,000 and/or





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combined cash and marketable securities was less than $677,587 on the NWH Merger
Closing Date, Sellers are obligated to cure such shortfalls by delivering certified funds to the Company in the amount of such shortfalls.

         Pursuant to the NWH Merger Agreement, the Company will make available, an aggregate of 250,000 options to be allocated among the key personnel of First Level (excluding Sellers) after the NWH Merger Closing Date, as the Company may select and in such amounts as the Company determines in its sole discretion, for such key personnel to acquire shares of Company Common Stock at $2.25 per share upon such terms and conditions set forth in the NWH Merger Agreement. The holders of the shares of Company Common Stock underlying the options will be granted certain piggyback registration rights with respect to those shares of Company Common Stock. As part of the NWH Merger Agreement, the Company will cause First Level to enter into employment agreements ("Employment Agreements") with six of the Sellers ("Employee Sellers").

         During the terms of the Employment Agreements, (i)forty-five percent (45%) of the cash flow of First Level remaining after the requisite distributions to the Company and net of direct and indirect operating expenses of First Level, (ii) if First Level is generating operating income, twenty-two percent (22%) of non-cash compensation to First Level, and (iii) three and seven-tenths percent (3.7%) of the pre-tax income of First Level as determined in accordance with generally accepted accounting principles ("GAAP"), are each to be distributed on a pro rata basis to the Employee Sellers based on their relative ownership of NWH Common Stock immediately prior to the NWH Merger Closing Date. In addition, subsequent to the NWH Merger, Marc Siegel, one of the Employee Sellers, is entitled to receive one and three-tenths percent (1.3%) of the GAAP pre-tax income of First Level while Mr. Siegel serves as the Vice Chairman of First Level. The foregoing distributions in this paragraph will be made at least on an annual basis.

         COLONIAL DIRECT FINANCIAL GROUP, INC.

         On January 3, 2001, the Company entered into an Agreement and Plan of Merger (the "Colonial Merger Agreement") with Colonial Acquisition Corp., a Delaware corporation, and a wholly-owned subsidiary of the Company ("Acquisition Sub"), Colonial Direct Financial Group, Inc., a Delaware corporation ("Colonial"), and Michael Golden and Ben Lictenberg, constituting the holders of a majority of the issued and outstanding shares of common stock of Colonial ("Majority Shareholders" and together with all the other holders of the issued and outstanding shares of common stock of Colonial, the "Shareholders"). The closing of the transactions contemplated under the Colonial Merger Agreement occurred on January 4, 2001 (the "Colonial Merger Closing Date"). Pursuant to the terms of the Colonial Merger Agreement, Acquisition Sub was merged ("Colonial Merger") with and into Colonial with Colonial as the surviving corporation. Under the Colonial Merger Agreement, each share of capital stock of the Acquisition Sub issued and outstanding immediately prior to the time the Colonial Merger became effective ("Effective Time") was converted into and became one fully paid and nonassessable share of common stock of Colonial ("Colonial Common Stock").

         Colonial is a broker-dealer registered with the Securities and Exchange Commission and a member of the NASD. The NASD approved the change of ownership of Colonial from the Shareholders to the Company.

         Pursuant to the terms of the Colonial Merger Agreement, each issued and outstanding share of Colonial Common Stock (other than those shares of Colonial Common Stock specifically excluded under the Colonial Merger Agreement) was converted into 1.3 fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company ("Company Common Stock") equal to an aggregate of 5,750,000 shares ("Colonial Merger Shares") of the Company Common Stock. The Colonial Merger Shares were issued on a pro rata basis to the Shareholders based on their relative ownership of Colonial Common Stock, except for twenty percent (20%) of the Majority Shareholders' pro rata share of the Colonial Merger Shares which were placed in escrow for a term of six months subject to offset by the Company to cover losses or damages to the Company due to breaches by the Majority Shareholders of their representations, warranties or covenants contained in the Colonial Merger Agreement (any Colonial Merger Shares remaining in the escrow which have not been offset at the expiration of the six month term of the escrow arrangement are to be released on a pro rata basis to the Majority Shareholders based on their relative ownership of Colonial Common Stock immediately prior to the Colonial Merger Closing Date). As part of the Colonial Merger Agreement, the Company contributed $500,000 ("Contribution") in working capital to Colonial.

         In addition, each issued and outstanding share of Series A Convertible Preferred Stock of Colonial ("Colonial Series A Preferred Stock") (other than those shares of Colonial Series A Preferred Stock specifically excluded under the Colonial Merger Agreement) was converted into one (1) fully paid and nonassessable share of Series A Convertible Preferred Stock of the Company ("Company Series A Preferred Stock") equivalent in rights and preferences to the Colonial Series



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A Preferred Stock. In the aggregate, all of the issued and outstanding shares of
Colonial Series A Preferred Stock were converted into 122,500 shares of Company Series A Preferred Stock.

         Furthermore, each outstanding option ("Colonial Option") to purchase a share of Colonial Common Stock was converted into an option ("Company Option") to acquire, on the same terms and conditions as were applicable under each Colonial Option (including vesting), the same number of shares of Company Common Stock as the holder of each Colonial Option would have been entitled to receive pursuant to the Colonial Merger had each holder exercised his or her Colonial Option in full immediately prior to the Effective Time, at a price per share equal to (i) the aggregate exercise price for the shares otherwise purchasable pursuant to the Colonial Option divided by (ii) the number of full shares of Company Common Stock deemed purchasable pursuant to the Colonial Option in accordance with the foregoing; provided, however, that any unvested Colonial Options will be deemed to vest ratably over four years, commencing at the Effective Time. Based on the foregoing in this paragraph, the Company granted
(i) to the holders of stock options granted by Colonial on or before December 12, 2000 stock options to purchase 490,000 shares of the Company Common Stock in exchange for the stock options granted by Colonial and (ii) to (A) investors who participated in Colonial's private placement of securities, which closed in January 2000, (B) certain individuals who provided bridge loans to Colonial, and
(C) certain other individuals stock options to purchase an aggregate of 585,000 shares of the Company Common Stock. The stock options to be granted by the Company have an exercise price of $2.25 per share.

         As part of the Colonial Merger Agreement, the Company also will grant 625,000 stock options to purchase the Company Common Stock at an exercise price of $2.25 per share to certain key employees of Colonial.

         Under the terms of the Colonial Merger Agreement, the Majority Shareholders are required to present the Company with a closing balance sheet within twenty (20) days after the Colonial Merger Closing Date. To the extent that Colonial's combined net working capital deficit was greater than $950,000 and/or such net capital was less than $350,000 on the Colonial Merger Closing Date, the Majority Shareholders are required to cure such shortfalls by delivering certified funds to the Company in the amount of such shortfalls. The Company has the right, in its sole discretion, to utilize part or all of the escrowed shares of Colonial Common Stock (as valued in accordance with the terms of the Colonial Merger Agreement) to satisfy part or all of the Majority Shareholders' obligations set forth in this paragraph. The Company is required to cause Colonial to enter into an employment agreement ("Employment Agreements") with Michael Golden.

         As part of the post-closing conditions of the Colonial Merger Agreement, $500,000 in principal amount of the loans extended by Michael Golden to Colonial or any affiliate of Colonial ("Golden Loans") will be repaid no sooner than 90 days following the Colonial Merger Closing Date provided that the Board of Directors of the Company has determined, based on several factors set forth in the Colonial Merger Agreement, that Colonial does not need working capital in excess of the Contribution. The remainder of such $500,000 principal amount of Golden Loans not so repaid will remain outstanding, and the debt instruments evidencing the Golden Loans will be assumed by or guaranteed by the Company. In addition, $500,000 in principal amount of the Golden Loans extended by Michael Golden will be converted into shares of Series B Convertible Preferred Stock of the Company ("Company Series B Preferred Stock"). Among other things, the Company Series B Preferred Stock will carry a 7% dividend yield and will be redeemable at the option of the holder thereof upon a third party equity investment in the Company yielding proceeds (net of commissions and direct expenses) of a minimum of $500,000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  As of the date of filing this Current Report on Form 8-K ("Form 8-K"), the Company cannot practicably provide the financial statements required by this Item 7. In accordance with the Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K in accordance with Item 7(a)(4) of Form 8-K.

         (b)      Pro Forma Financial Information.

                  As of the date of filing this Form 8-K, the Company cannot practicably provide the pro forma financial information required by this Item 7. In accordance with the Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Form 8-K in accordance with Item 7(a)(4) of Form 8-K.





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         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of December 22, 2000 ("NWH Agreement and Plan of Merger"), by and among vFinance.com, Inc., NW Holdings, Inc., and Alvin S. Mirman, Ilene Mirman, Marc N. Siegel, Richard L. Galterio, Vincent W. Labarbara, Eric M. Rand, and Mario Marsillo, Jr. The exhibits and schedules to the NWH Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1933, as amended. Upon the request of the SEC, the Company shall furnish supplementally to the SEC a copy of any of the omitted exhibits and schedules to the NWH Agreement and Plan of Merger.

         2.2 Agreement and Plan of Merger, dated as of January 3, 2001 ("Colonial Agreement and Plan of Merger"), by and among vFinance.com, Inc., Colonial Acquisition Corp., Colonial Direct Financial Group, Inc., and Michael Golden and Ben Lichtenberg. The exhibits and schedules to the Colonial Agreement and Plan of Merger have been omitted pursuant to
                  Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1933, as amended. Upon the request of the SEC, the Company shall furnish supplementally to the SEC a copy of any of the omitted exhibits and schedules to the Colonial Agreement and Plan of Merger.

         3(i).1 Certificate of Designation of Series A Convertible Preferred Stock of the Company filed with the Delaware Secretary of State on January 3, 2001 in connection with the Colonial Agreement and Plan of Merger.

         3(i).2 Certificate of Designation of Series B Convertible Preferred Stock of the Company filed with the Delaware Secretary of State on January 3, 2001 in connection with the Colonial Agreement and Plan of Merger.

         99.1 Press release dated January 4, 2001 regarding the NWH Merger and the Colonial Merger.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     vFINANCE.COM, INC.



                                     /s/ Leonard J. Sokolow
                                     -------------------------------------------
Date: January 16, 2001               Leonard J. Sokolow, Chief Executive Officer











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